Taxation	6 Months Ended
Jun. 30, 2025
Income Taxes [Abstract]
Taxation
16. Taxation

	Six months ended June 30,
	2025	2024
	$	$
Reconciliation of the tax expense
Income (loss) for the period before tax	2,065,048	(10,941,387)
Tax using the Isle of Man corporation tax rate of 0%	-	-
Differences in overseas taxation rates	(1,871,444)	(1,459,207)
Utilization of unrecognized tax losses	-	(54,903)
Movement in unrecognized deferred tax assets	1,316,755	1,320,140
Other permanent differences	373,873	193,970
Total income tax credit	(180,816)	-
The group operates across various jurisdictions with different corporate income tax rates, including the Isle of Man (0%), United Kingdom (25%), Tanzania (30%) and Australia (30%). Each subsidiary applied the domestic tax rates of their countries of incorporation. The Group's effective tax rate is 0% as no taxable income was recognized for the current and prior period.
Effective April 1, 2023, the main rate of corporate income tax in the United Kingdom increased from 19% to 25%, and a new 19% small profits rate of corporate income tax was introduced for companies whose profits do not exceed GBP 50,000. This has no impact on Lifezone as the subsidiaries in the United Kingdom reports no taxable profits. The deferred tax expense and liability for the period ended June 30, 2025 relates to Simulus in Australia.
Deferred tax assets are recognized only to the extent that it is probable that taxable profit will be available against which the deductible temporary differences can be utilized. No deferred tax assets were recognized as of June 30, 2025, and December 31, 2024 in the statement of financial position.
As at June 30, 2025, there are potential deferred tax assets of $93,975,021 (December 31, 2024: $92,914,723) mainly arising from accumulated tax losses and capital expenditures associate with the Kabanga Nickel Project. Deferred tax assets have not been recognized as Lifezone’s mining operation remains in the exploration and evaluation phase. Consequently, management do not expect the mine operation to generate sufficient taxable profits in the foreseeable future against which the deferred income tax asset can be recovered fully.
Unrecognized deferred tax assets are reassessed at each reporting date and recognized to the extent that it is probable that future taxable profits will be available, against which the unrecognized deferred tax assets can be used.
Lifezone has recognized a reduction of its deferred tax liability of $180,816 during the period ended June 30, 2025 (December 31, 2024: Liability $540,126). The deferred tax primarily arises on the revaluation of the Simulus assets acquired in 2023 reflecting an increase in the carrying amount of the assets compared to the original unchanged tax base, resulting in a deferred tax liability. As at June 30, 2025 the deferred tax liability is $376,804 (December 31, 2024: Liability $529,018).
Significant components of unrecognized deferred tax assets are as follows:

	June 30, 2025	December 31, 2024
	$	$
Accelerated capital deductions	(20,909,158)	337,722
Pre-trading capital expenses	50,969,421	50,969,421
Pre-trading tax losses	63,914,758	41,607,580
Unrecognized deferred tax assets	93,975,021	92,914,723